UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2021

BLOOM ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

001-38598

(Commission File Number)

Delaware	77-0565408
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

408 543-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

(1)   The registrant’s Class B Common Stock is not registered but is convertible into shares of Class A Common Stock at the election of the holder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed on October 25, 2021, Bloom Energy Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with SK ecoplant Co., Ltd. (“SK ecoplant”) in connection with a strategic partnership. On December 29, 2021, the Company consummated the transactions related to the First Closing (as defined in the Purchase Agreement), including issuing and selling to SK ecoplant 10,000,000 shares of non-voting redeemable convertible Series A preferred stock, par value $0.0001 per share, of the Company (the “RCPS”), at a purchase price of $25.50 per share or an aggregate purchase price of approximately $255 million (the “Initial Investment”). A Certificate of Designation of Series A Redeemable Convertible Preferred Stock (the “Certificate of Designation”) that sets forth the terms, rights and obligations of the RCPS as described in the Current Report on Form 8-K filed on October 25, 2021 was filed with the Secretary of State of Delaware. SK ecoplant must convert the RCPS to Class A Common Stock no later than December 29, 2022 at which time the RCPS will automatically convert into Class A Common Stock.

In addition, on December 29, 2021, the Company and SK ecoplant entered into an Investor Agreement (the “Investor Agreement”) providing for certain rights and restrictions relating to the Initial Investment as described in the Current Report on Form 8-K filed on October 25, 2021.

A copy of the Certificate of Designation and the Investor Agreement are filed herewith as Exhibit 3.1 and Exhibit 10.1, respectively, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure required by this item and included in Item 1.01 of this Current Report related to the RCPS and Certificate of Designation are incorporated herein by reference.

Item 8.01	Other Events.

The disclosure included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Certificate of Designation of Series A Redeemable Convertible Preferred Stock

10.1	Investor Agreement, dated December 29, 2021, by and among the Company and SK ecoplant Co., Ltd.

104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date: December 30, 2021	By:	/s/ Gregory Cameron
Gregory Cameron
Executive Vice President and Chief Financial Officer